Investment	12 Months Ended
Dec. 31, 2022
Investments, All Other Investments [Abstract]
Investment

Note 7. Investment

On May 28, 2022, the Company entered into a Binding Memorandum of Understanding for a Proposed Transaction with Highwire to acquire certain energy assets including natural gas production opportunities in South Dakota, North Dakota, and Wyoming as well as an opportunity for fixed-price electricity generation in Wyoming. Under the terms of the agreement and subject to certain conditions, the Company has the following obligations to Highwire (i) $125,000 upon execution, (ii) $100,000 in common stock, (iii) $125,000 within 72 hours after Bitcoin mining operations commence, (iv) $110,000 to release Highwire from its bonding obligations, (v) an amount not to exceed $450,000 for the construction of a road on the South Dakota location, (vi) $20,000 for the installation of a mobile data center on the North Dakota property, (vii) the operating costs of each property, (viii) 15% of Bitcoin mining gross profit on the properties, and up to $400,000 if the Company elects to proceed with operations in Wyoming.

The Company paid Highwire $125,000 upon execution and issued $100,000 worth of common stock, which amounted to 169,205 shares of common stock, both of which were classified as an investment asset. In addition, the Company paid Highwire $110,000 to release its bonding obligations, which is classified as a non-current asset.

On December 30, 2022 the Company sold its investment in Highwire and recorded the transaction as follows:

Description	Amount
Basis of Investment	$225,000
Less:
Cash receivable at closing	90,000
Offset of account payable to seller	115,896
Total	205,896
Loss from sale	$19,104